UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2022

CC Neuberger Principal Holdings II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39410	98-1545419
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Park Avenue, 58th Floor New York, NY	10166
(Address of principal executive offices)	(Zip Code)

(212) 355-5515

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	PRPB.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	PRPB	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PRPB WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosure contained in Item 2.03 is incorporated by reference in this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 7, 2022, CC Neuberger Principal Holdings II (the “Company”) issued an unsecured promissory note (the “Note”) in the principal amount of $800,000 to CC Neuberger Principal Holdings II Sponsor LLC (the “Sponsor”). The Note does not bear interest and is repayable in full upon consummation of the Company’s initial business combination (a “Business Combination”). If the Company does not complete a Business Combination, the Note shall not be repaid and all amounts owed under it will be forgiven. Upon the consummation of a Business Combination, the Sponsor shall have the option, but not the obligation, to convert the principal balance of the Note, in whole or in part, into private placement warrants (as defined in that certain Warrant Agreement, dated August 4, 2020, by and between the Company and Continental Stock Transfer & Trust Company), at a price of $1.00 per private placement warrant. The Note is subject to customary events of default, the occurrence of which automatically trigger the unpaid principal balance of the Note and all other sums payable with regard to the Note becoming immediately due and payable.

The Note was issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirety by reference to the Note.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits. The following exhibits are provided as part of this Form 8-K:

Exhibit No.	Description

10.1	Promissory Note, dated January 7, 2022, issued by CC Neuberger Principal Holdings II to CC Neuberger Principal Holdings II Sponsor LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2022

CC Neuberger Principal Holdings II

By:	/s/ Matthew Skurbe
Name: Matthew Skurbe
Title: Chief Financial Officer